                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 22, 1999


                                  GO2NET, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                  --------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

         0-22047                                          91-1710182

      (COMMISSION                                      (IRS EMPLOYER
      FILE NUMBER)                                   IDENTIFICATION NO.)


                          999 THIRD AVENUE, SUITE 4700
           SEATTLE, WASHINGTON                                  98104

      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                 (206) 447-1595

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

FREEYELLOW.COM, INC.
     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated October 22, 1999, related to the Registrant's completion of the acquisition of FreeYellow.Com, Inc. ("FreeYellow") by means of a merger of FY Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Registrant with and into FreeYellow, as set forth below and in the pages attached hereto:

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     See Exhibit 20.1 for the audited financial statements and unaudited interim financial statements of FreeYellow

(b)      UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Combined Financial Statements give effect to the current purchase business combination between Go2Net, Inc. ("Go2Net" or the "Company") and FreeYellow. Under the purchase method of accounting, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. The estimated fair values included herein are preliminary in nature and may not be indicative of the final allocation of the purchase price consideration. Any amounts that may be allocable to in-process research and development would be recorded as one time charges that would reduce the goodwill reflected in the Pro Forma Condensed Combined Balance Sheet and reduce the amount of amortization of goodwill reflected in the Pro Forma Condensed Combined Statement of Operations.

Such preliminary estimates of the fair values of the assets and liabilities of FreeYellow have been combined with the recorded values of the assets and liabilities of Go2Net in the unaudited Pro Forma Condensed Combined Financial Statements. The unaudited Pro Forma Condensed Combined Financial Statements are based on, and should be read in conjunction with the historical financial statements and the notes thereto of Go2Net included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) on December 29, 1999, and the historical financial statements and the notes thereto of FreeYellow included herein.

     The unaudited Pro Forma Condensed Combined Balance Sheet has been prepared to reflect the purchase of FreeYellow as if the FreeYellow purchase had occurred on September 30, 1999. The unaudited Pro Forma Condensed Combined Statement of Operations reflects the combined results of operations of Go2Net and FreeYellow as if the Purchase occurred on October 1, 1998.

     The unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations are provided for illustrative purposes only and should be read in conjunction with the accompanying notes thereto, the audited financial statements and notes thereto for the year ended September 30, 1999 of Go2Net included in its annual report on Form 10-K filed on December 29, 1999, and the audited financial statements and notes thereto of FreeYellow for the period from December 29, 1998 (inception) to December 31, 1998, included herein. The unaudited Pro Forma Condensed Combined Balance Sheet and Statement of Operations are not necessarily indicative of the operating results or financial position that would have been achieved had the purchase of FreeYellow been consummated at the date indicated, nor is it necessarily indicative of future operating results and financial condition.

                           UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET



                                                               SEPTEMBER 30, 1999                 PRO FORMA            PRO FORMA
                                                           GO2NET          FREEYELLOW            ADJUSTMENTS          AS ADJUSTED
                                                     -------------------------------------------------------------------------------
Current assets:
Cash                                                      $ 66,786,513              7,021       (1,000,000)             65,793,534
Short-term investments                                     151,000,000                  -                -             151,000,000
Trade accounts receivable, net                               5,712,977             30,890                -               5,743,867
Other accounts receivable                                    3,818,410                  -                -               3,818,410
Deferred tax asset, net                                      2,144,637                  -                -               2,144,637
Prepaid expenses and other current assets                      750,848             14,918                -                 765,766

                                                     --------------------------------------- ------------------- -------------------
Total current assets                                       230,213,385             52,829       (1,000,000)            229,266,214
                                                     --------------------------------------- ------------------- -------------------

Property and equipment, net                                  3,254,594                962                -               3,255,556
Other assets                                                 1,164,553                  -                -               1,164,553
Long-term investments                                       53,771,208                  -                -              53,771,208
Investment in affiliates                                    21,676,129                  -                -              21,676,129
Deposits                                                       250,000                  -                -                 250,000
Intangibles, net                                           197,929,199              9,833        9,820,615             217,759,647

                                                     --------------------------------------- ------------------- -------------------

Total assets                                              $508,259,068             63,624       18,820,615             527,143,307
                                                     --------------------------------------- ------------------- -------------------
                                                     --------------------------------------- ------------------- -------------------

Liabilities and Stockholder's Equity

Current liabilities:
Accounts payable                                          $  1,253,843             26,000                -               1,279,843
Accrued expenses                                             3,139,409             69,500                -               3,208,909
Accrued compensation and benefits                            2,425,013             10,883                -               2,435,896
Deferred revenues                                            3,072,755             17,416                -               3,090,171

                                                     --------------------------------------- ------------------- -------------------
Total current liabilities                                    9,891,020            123,799                -              10,014,819
                                                     --------------------------------------- ------------------- -------------------

Deferred revenue                                               530,796                  -                -                 530,796
Deferred tax liability                                      16,905,877                  -          260,440               17,166,317

Stockholder's equity (deficit):
    Preferred stock and additional paid-in capital         450,927,510                  -                -             450,927,510
      Common stock and additional paid-in capital           42,721,806            168,774       18,500,000              61,221,806
                                                                                                  (168,774)
        Accumulated other comprehensive income               2,500,337                  -                                2,500,337
Accumulated deficit                                        (15,218,278)          (228,949)         228,949             (15,218,278)

                                                     --------------------------------------- ------------------- -------------------
         Total stockholder's equity (deficit)              480,931,375            (60,175)      18,560,175             499,431,375
                                                     --------------------------------------- ------------------- -------------------

                                                     --------------------------------------- ------------------- -------------------
      Total liabilities and stockholder's equity          $508,259,068             63,624       18,820,615             527,143,307
                                                     --------------------------------------- ------------------- -------------------
                                                     --------------------------------------- ------------------- -------------------


                             See accompanying notes.

        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                          YEAR ENDED       NINE MONTHS ENDED
                                                      SEPTEMBER 30, 1999  SEPTEMBER 30, 1999      PRO FORMA        PRO FORMA AS
                                                            GO2NET            FREEYELLOW          ADJUSTMENTS        ADJUSTED
                                                      ------------------------------------------------------------ ----------------
Revenues, net                                            $  22,435,035           271,587                     -          22,706,622
Cost of revenues                                             4,604,193           253,242                     -           4,857,435

                                                      ---------------------------------------- ------------------- ----------------
Gross profit                                                17,830,842            18,345                     -          17,849,187
                                                      ---------------------------------------- ------------------- ----------------

Operating expenses:
Selling and marketing                                        6,347,873            59,405                     -           6,407,278
General and administrative                                   6,068,647           187,889                     -           6,256,536
Product development                                          2,703,874                 -                     -           2,703,874
Merger and acquisition related costs                           873,094                 -                     -             873,094
Stock compensation                                             773,584                 -                     -             773,584
Amortization of intangibles                                 19,432,304                 -             6,606,871          26,039,175

                                                      ---------------------------------------- ------------------- ----------------
Total operating expenses                                    36,199,376           247,294             6,606,871          43,053,541
                                                      ---------------------------------------- ------------------- ----------------

Loss from operations                                       (18,368,534)         (228,949)           (6,606,871)        (25,204,354)
Interest income                                              6,810,866                 -                     -           6,810,866
                                                      ---------------------------------------- ------------------- ----------------

Loss before income taxes                                   (11,557,668)         (228,949)           (6,606,871)        (18,393,488)
Income tax expense (benefit)                                  (714,862)                -               (86,813)           (801,675)
                                                      ---------------------------------------- ------------------- ----------------

Loss on extinguishment of debt, net of tax

Net loss                                                   (10,842,806)         (228,949)           (6,520,058)        (17,591,813)
Preferred stock dividend                                   159,930,733                 -                     -         159,930,733
                                                      ---------------------------------------- ------------------- ----------------

Net loss applicable to common stockholders               $(170,773,539)         (228,949)           (6,520,058)       (177,522,546)
                                                     --------------------------------------- ------------------- -------------------
                                                     --------------------------------------- ------------------- -------------------

Shares used in computing basic and diluted net loss
per common share                                            26,524,025                                 344,161          26,868,186

Basic and diluted net loss per common share              $      (6.44)                                                       (6.61)


                             See accompanying notes.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.   PERIODS COMBINED

The unaudited Pro Forma Condensed Combined Balance Sheet has been prepared to reflect the purchase of FreeYellow as if it had occurred on September 30, 1999. The unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 1999 reflects the combined results of operations of Go2Net and FreeYellow as if the purchases occurred on October 1, 1998.

The unaudited Pro Forma Condensed Combined Financial Statements reflect the issuance of approximately 334,161 shares of Go2Net common stock and $1,000,000 in cash in connection with the purchase of all the outstanding shares of FreeYellow.

This purchase was accounted for under the purchase method of accounting in accordance with APB Opinion No. 16, whereby, the purchase price is allocated to the assets acquired and liabilities assumed based on their estimated fair values. Estimates of the fair values of the assets and liabilities of FreeYellow have been combined with the recorded values of the assets and liabilities of Go2Net in the unaudited Pro Forma Condensed Combined Financial Statements.

2.   PURCHASE TRANSACTION COSTS

Go2Net and FreeYellow incurred direct transaction costs of approximately $140,000 associated with the purchase, primarily for legal and accounting fees. These costs will be included with goodwill and amortized over three years. There can be no assurance that Go2Net will not incur additional charges in subsequent quarters to reflect costs associated with the purchase or that management will be successful in their efforts to integrate the operations of the two companies.

3.   PRO FORMA LOSS PER COMMON SHARE

The pro forma combined basic and diluted net loss per common share are based on the combined weighted average number of common shares of Go2Net common stock outstanding during the period presented and the common stock issued in connection with the purchase of FreeYellow assuming that the shares issued were outstanding as of October 1, 1998.

4.   CONFORMING AND RECLASSIFICATION ADJUSTMENTS

There were no adjustments required to conform the accounting policies of Go2Net and FreeYellow. Certain amounts for FreeYellow have been reclassified to conform with Go2Net's financial statement presentation. Pro forma adjustments were required to record goodwill and the related amortization expense as if the transaction occurred on October 1, 1998.

5.   PRO FORMA ADJUSTMENTS

     (a) To reflect the issuance of approximately 334,116 shares of Go2Net common stock and $1,000,000 in cash in connection with the FreeYellow purchase for an aggregate purchase price of approximately $19.5 million, including approximately $140,000 of transaction costs.

     (b)      To eliminate the historical accumulated deficit of FreeYellow.

     (c) To record the excess of the purchase price over the fair value of assets and liabilities acquired in connection with the acquisition of FreeYellow. The purchase price allocation is based on management's estimates of the fair values of the tangible assets, intangible assets and technology. The book value of tangible assets and liabilities acquired are assumed to approximate fair value.

     (d) To recognize amortization expense related to goodwill and other purchased intangible assets on a straight-line basis over approximately 3 years.

     (c)  EXHIBITS.

          The following exhibits are filed herewith:

          20.1 FreeYellow.com, Inc. audited financial statements for the period from December 29, 1998 (inception) to December 31, 1998.

          23.1      Consent of KPMG LLP, Independent Auditors


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                    GO2NET, INC.


Date:  January 4, 2000                 By:  /s/ Russell C. Horowitz

                                       Russell C. Horowitz
                                       Chief Executive Officer,
                                       Chief Administrative Officer and
                                       Chief Financial Officer